Exhibit 99.3

Revolutionizing the Treatment of Serious Infections Through Phage Therapy Corporate Presentation / March 2024 Exhibit 99.3

About this Presentation The information contained in this presentation has been prepared by BiomX Inc. and its subsidiaries (collectively, the “Company” or “BiomX”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date on its cover. For any time after the cover date of this presentation, the information, including information concerning our business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create any implication that there have been no changes in our affairs after the date of this presentation. We have not authorized any person to give any information or to make any representations about us in connection with this presentation that is not contained herein. If any information has been or is given or any representations have been or are made to you outside of this presentation, such information or representations should not be relied upon as having been authorized by us. Forward - Looking Statements This presentation contains certain “forward - looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions. For example, when we discuss future potential clinical trials, including their design, objectives, costs, endpoints, potential benefits and timing, the potential outcomes of discussions that we may have with the U.S. Food and Drug Administration and foreign regulatory agencies, potential commercial opportunities, our expected cash runway, our financial needs to fund future clinical trials and our ability to protect our intellectual property assets in the future we are making forward - looking statements. In addition, past and current pre - clinical and clinical results, as well as compassionate use, are not indicative and do not guarantee future success of BiomX clinical trials. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward - looking statements. Therefore, you should not rely on any of these forward - looking statements. You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise. No Offer or Solicitation This presentation is for informational purposes only. Nothing in this presentation constitutes an offer to buy or sell or a solicitation of an offer to buy or sell investments, loans, securities, partnership interests, commodities or any other financial instruments. This presentation and any oral statements made in connection with this presentation do not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any state or jurisdiction in which such an offer or solicitation is not authorized or permitted, or to any person to whom it is unlawful to make such offer or solicitation. Trademarks and Service Marks The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. FDA This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated. 2 Safe Harbor Statement

Acquisition of APT will create a leading phage company with an advanced clinical pipeline

On March 6, 2024, BiomX announced the entry into a definitive agreement for the acquisition of Adaptive Phage Therapeutics (APT)


BiomX
adaptive phage
THERAPEUTICS

- **Multiple clinical readouts:** Two Phase 2 programs expected to read out in 2025
- **Extensive clinical experience:** ~80 compassionate use cases, multiple clinical studies & INDs
- **Top tier investor base:** Deerfield, AMR Fund, Orbimed and the CF Foundation
- **Attracted significant non-dilutive government funding:** >$40M received from Defense Health Agency, NIH and other
- **Large phage collection/bank:**
  - 185 phage cleared for investigational use by regulatory agencies or institutional review boards, targeting 8 bacterial species
  - 100's of phage targeting multiple bacteria
- **Advanced CMC capabilities:** GMP certified facilities (upstream, downstream fill & finish), capacity of up to 40L, multiple formulation types (topical, inhalation, IV, oral)
- APT selected for Fierce Biotech's **2023 Fierce 15** list for 15 most innovative and truly fierce biotechs

3

adaptive phage THERAPEUTICS BiomX

Combined pipeline provides two significant clinical inflection points in indications with high unmet need

Unmet need in cystic fibrosis ('CF')

- In CF patients, *Pseudomonas aeruginosa (PsA)* lung infections are a leading cause of morbidity and mortality
- Prolonged antibiotic treatments lead to significant resistance, creating a large unmet need - estimated 17,000 CF patients in the US and Western Europe with chronic *PsA* infections. Potential commercial opportunity of > $1.5 billion worldwide[1]

BX004 – our lead program

- In a Phase 1b/2a study, 3 out of 21 (14.3%) patients in the BX004 arm converted to sputum culture negative for *PsA* after 10 days of treatment compared to 0 out of 10 (0%) in the placebo arm[2]
- BX004 showed signals of improvement in pulmonary function vs. placebo, in relative FEV1 improvement (5.67% at Day 17, 1 week after EOT) and PRO in patients with reduced lung function[3]
- Phase 2b readout expected 3Q25

Unmet need in Diabetic Foot Osteomyelitis ('DFO')

- DFO patients represent the majority of 160K lower limb amputations in diabetic patients annually in the US[4]
- Treating DFO patients infected with *S. aureus,* the most common pathogen, represents a potential commercial opportunity of > $2 billion worldwide[4]

BX211 (formally an APT program)

- Numerous compassionate cases provide justification for approach
- Targeting S. aureus in a personalized approach
- Phase 2 ongoing, readout expected in 1Q25

Financing and investors

- Publicly traded **(NYSE American: PHGE)**
- $23.4 million cash and cash equivalents as of September 30, 2023
- On March 6, 2024, announced entry into a definitive agreement for the acquisition of APT concurrent with entry into a definitive purchase agreement for a $50 million private placement financing led by Deerfield and AMR Fund and including Orbimed, CF Foundation and Nantahala Capital, among other investors

1. See slide 35
2. In patients that had quantitative CFU levels at study baseline
3. FEV1 or ppFEV1 – percent predicted forced expiratory volume, EOT – End of treatment, PRO – Patient reported outcome, reduced lung function - Predefined group with Baseline FEV1<70%
4. See slides 30 and 36

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adaptive phage THERAPEUTICS BiomX

Strong leadership and scientific team

Management



Jonathan Solomon - Chief Executive Officer, Director
Former co-Founder and CEO Proclara



Merav Bassan, PhD - Chief Development Officer
20 years drug and clinical development; former at Teva



Assaf Oron - Chief Business Officer
Former EVP business development at Evogene



Avi Gabay, CPA - Chief Financial Officer (interim)
Former Oramed Pharmaceuticals, KPMG



Inbal Benjamini-Elran – Chief HR Officer
Former HR roles at Teva and Herzog Law



Michael Billard – General Manager US
Former roles APT and MedImmune

Board of Directors

Russell Greig, PhD Chairman of the Board
Former president of GSK Pharma International

Jesse Goodman, MD,MPH - Director
Former Chief Scientist of the FDA

Jonathan Leff - Director
Partner on the Biotherapeutics team, Deerfield

Greg Merril - Director
Former founding CEO of Immersion Medical

Alan Moses, MD - Director
Former Global Chief Medical Officer of Novo Nordisk

Jonathan Solomon - Chief Executive Officer, Director
Former co-Founder and CEO Proclara

Eddie Williams - Director
Former special advisor to the CEO of Ascendis Pharma, Inc.

Scientific Team



Prof. Rotem Sorek
Head of microbial genomics group at Weizmann Institute
Phage genomics and CRISPR research



Prof. Eran Elinav
Principal investigator at Weizmann Institute
Immune system and intestinal microbiome interactions



Carl R. Merril, MD, Capt Usphs (Ret)
NIH Emeritus Scientist
Internationally recognized expert in bacteriophage science



Prof. Eitan Kerem
Former Chairman of Pediatric Pulmonology Unit, Hadassah Medical Center
World leader in CF care and research

5

The information presented on this page reflects management team, scientific team and board of directors composition of the combined company, after giving effect to the consummation of the acquisition of APT adaptive phage THERAPEUTICS BiomX

6 Phase III Phase II Phase I Preclinical Phage Discovery Indication Program b Topline Expected Q3 2025 Ph2 Cystic Fibrosis BX004 (1) 2 Topline Expected 1 2025 and Q1 2026 Ph Q Diabetic Foot Osteomyelitis BX211 1. Granted Orphan Drug Designation and Fast Track by the FDA Potential additional indications: • Prosthetic Joint Infections (PJI) • Non - Cystic Fibrosis Bronchiectasis (NCFB) • Nontuberculous mycobacteria (NTM) Pipeline

Introduction To PHAGE

8 Each phage binds only to specific bacterial strains 1. SPECIFIC Phage: Nature’s precision tool to target bacteria Kortright et al. (2019), Cell Host & Microbe Lysin proteins burst bacterial cell wall from within 2. KILLING MECHANISM ORTHOGONAL TO ANTIBIOTICS Phage components multiply and assemble within bacterial cell 4. AMPLIFY 100s of compassionate use cases with no significant side effects to date 5. SAFETY PROFILE Phage can breakdown biofilm (a polysaccharide mesh secreted by bacteria) 3. BREAKDOWN BIOFILM

9 Key challenges in developing phage therapies • Host range - Narrow specificity to a subset of bacterial strains • Resistance - Bacterial defense systems (e.g. CRISPR) • CMC – Manufacturing (e.g. purity, stability) And many other considerations • Phage titer • Biofilm breakdown • Absence of toxic genes • Other Phagoburn study The Lancet, inf..Dis.2019 Jan;19(1):35 - 45.doi: 10.1016/S1473 - 3099(18)30482 - 1. Nestle study: E.BioMedicine 2016 Jan 5;4:124 - 37. doi: 10.1016/j.ebiom.2015.12.023. Patterson case: Antimicrob Agents Chemother 2017 Sep 22;61(10):e00954 - 17. doi: 10.1128/AAC.00954 - 17.

Complementary approaches taken by BiomX for phage treatment

Fixed phage cocktail

Applicable where a 3-5 phage cocktail can:

- Target a broad host range of various bacterial strains across patients
- Address multiple resistance mechanisms that may develop

1



Cocktail design

2



GMP manufacturing

3



Treatment

↔

Personalized phage treatment

- Enables rapid entry into clinical proof of concept, prior to fixed cocktail design
- Could be applied to polymicrobial infections
- Applicable in cases where bacterial diversity hinders fixed cocktail development

1



Sampling

2



Susceptibility testing

3



Pharmacy-based inventory

4



Treatment

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BiomX

BX004 Targeting the Unmet Need in CYSTIC FIBROSIS

CF is an inherited disease caused by a mutation on the CFTR protein

- The CFTR protein is present on epithelial cells throughout the body. It is a chloride ion channel involved in maintaining water and ion homeostasis on cell surfaces
- The disease causes severe damage to the lungs, digestive system and other organs with > 80% of deaths from respiratory failure
- 105K individuals are estimated to live with CF worldwide, with 33k in the US alone



Normal (left) and abnormal CFTR proteins (right)



Healthy
ENAC
CFTR
H_2O
Cystic Fibrosis
H_2O

Light blue – periciliary layer

Green – mucus layer

In CF lungs, mutations cause thick and sticky mucus that provides environment for bacteria to infect and propagate. In the less hydrated periciliary layer, the cilia are flattened and the ability to clear bacterial infection is reduced.

CF Foundation estimates across 94 countries (https://www.cff.org/intro-cf/about-cystic-fibrosis)
Plackett, Nature 2020
Gibson et al., 2003; Stuart et al., 2010

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BiomX

13 PsA forms biofilm patches in the lungs 2 PsA colonization associated with lower FEV1 at all ages 1 Pseudomonas aeruginosa ( PsA ) bacteria are associated with decreased lung function (FEV1) and damaged lung epithelium PsA bacteria and biofilm lead to persistent inflammation causing tissue damage and eventually necrosis of lung tissue 1. 2. Kerem et al., ECFS unpublished data, 2013 Bjarnsholt at al., Trends in Microbiology 2013 Maya - Add image of biofilm formation by PsA in the lungs Check biofilm pathogenicity • Arrows show aggregates of PsA ( red ) within biofilm patches • surrounded by Inflammatory cells ( Blue ) Age FEV1 YES NO

14 Antibiotics were effective 2 decades ago in treating PsA infections Tobramycin showed (study conducted 1995 - 96) up to 2.2 log bacterial reduction and 8 - 12% FEV1 improvement (compared to placebo) Phase 3 Efficacy and Safety Study of Tobramycin Inhaled Solution (1995 - 96)* Change in Density of P. aeruginosa (log10 CFU/g of sputum) Over the last 2 decades, with the rise of antibiotic resistance, benefits of inhaled antibiotics have diminished *n=520; 52% >18 yrs; treated in 28 day on/off cycles B.W. Ramsey et al., (N Engl J Med 1999;340:23 - 30. Change in FEV, (% of predicted value) Week Week

15 Phases of P. aeruginosa infection in CF 2 Antibiotics Antibiotics Antibiotics Antibiotics Antibiotics Initial Intermittent Chronic Clonal selection Biofilm formation Genotype/phenotypic adaptation Infancy Childhood Adolescence / Adulthood Limit of detection P. aeruginosa density in sputum Chronic PsA infections have become a persistent problem due to antibiotic resistance driving morbidity and mortality in CF • Chronic pulmonary infections and the resulting robust but ineffective inflammatory response, culminating in respiratory failure, are the primary causes of death in CF patients • After prolonged and repeated antibiotic courses, increased resistance to antibiotics has lowered efficacy, creating a large unmet need for CF patients suffering from chronic PsA - Estimated at 17,000 patients in the US and Western Europe 1 Lack of antibiotic efficacy driven by: 1. PsA strains with multidrug resistance (MDR) 2. Formation of biofilm => making infection harder to treat 1. CFF Annual Data Report 2019, ECFS patient registry report, 2020 2. Nicole M. Bouvier et al., 2016

16 BX004 – BiomX’s proprietary phage cocktail targeting PsA has the potential to treat CF patients with chronic PsA lung infections • Product – Proprietary phage cocktail targeting PsA • Patient population – CF patients with chronic PsA lung infections • Delivery – Nebulized • Key features – Potentially effective on antibiotic resistant strains, enables breakdown of biofilm • Potential impact: • Suppression/eradication of PsA (CFU in sputum) • Improved lung function (FEV1) • Fewer exacerbations, hospitalizations • Increased efficacy of antibiotic treatment • Reduce oral, inhaled and IV antibiotic treatments BX004

Numerous compassionate treatments of CF patients with phage provide strong rationale for the development of BX004

11 CF patients treated for *P. aeruginosa* [1-4]	14 CF patients treated for Mycobacterium (20 patient total) [5]
• Indication - *P. aeruginosa* AMR lung infections • Location – 8 Yale University, 2 Georgia, 1 San-Diego • Administration – 10 nebulized, 1 IV phage Yale cases: • eIND path for 8 CF patients • Nebulized phage • 7-10 days, single or multiple rounds • **Post phage therapy *P. aeruginosa* CFU titers decreased significantly (2.2 ± 0.76 log reduction)** • **Outcome - FEV1% increased in a range of 0 to 8.9%**	• Indication - Non-tuberculous Mycobacterium infections. Lung infections in all CF patients • Location – San Diego (UCSD) • Administration – 20 IV, certain patients also received nebulized/ topical/ other routes UCSD cases: • eIND path for all patients • IV phage (+ additional nebulized phage for certain patients) • Twice daily for ~6 months (though a favorable outcome required improvement within 8 weeks) • **Outcome - Favorable clinical or microbiological responses in 11/20 patients (for 5 patients infection resolved)**

Results demonstrate the potential to decrease bacterial burden and improve clinical outcome

1. Kutateladze et al., 2008
2. Kvachadze et al., 2011
3. Law et al., 2019
4. Stanley et al., 2020
5. Dedrick et al. 2022

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BiomX

BX004 has demonstrated *in vitro* penetration of biofilm and activity on antibiotic resistant *PsA* strains

BX004 penetrates biofilm *in vitro*


**p-value <0.001
Bacterial count
Colony forming units / well
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
Control
Imipenem 200 μg/mL
Phage cocktail


Control
BX004

Biofilm was grown from *PsA* for 24 hours and then treated with BX004 for 6 hours (control-untreated wells). Treatment with antibiotics not shown
Crystal violet – Used for biomass staining of biofilm. Staining substantially reduced following treatment with BX004

BX004 active *in vitro* on antibiotic resistant *PsA* strains

BX004 was active in killing all 96 strains described below displaying multiple antibiotic resistant genes


Strains of PsA (n=96)

Presence/absence of known genes conferring antibiotic resistance

Present
Absent

BiomX internal results

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BiomX

19 Study design informed by input from the CF Foundation Phase 1b/2a study Part 1 – Study design Part 1 (n=9) Objectives • Safety, PK and microbiologic/clinical activity Endpoints • Safety and tolerability (Primary endpoint) • Decrease in PsA burden • Sputum pharmacokinetics • FEV1 (forced expiratory volume) • CFQ - R (CF Questionnaire - Revised) and CRISS Study Population • CF patients with chronic PsA infection • Physician choice of inhaled antibiotic regimen (continuous or alternating or cycling); on tobramycin, aztreonam or colistin during study drug • No restriction on CFTR modulators 9 Subjects • 7 received nebulized BX004 phage therapy • 2 received nebulized placebo • 7 days duration (3 ascending, 4 multiple dosing) Key Design Features • Single ascending dose followed by multiple doses Completed

Phase 1b/2a Part 1 results - Highlights

- Study drug was safe and well-tolerated
- Mean *P. aeruginosa* CFU[1] reduction at Day 15 (compared to Baseline): **-1.42 log_{10} CFU/g** (BX004) **compared to -0.28 log_{10} CFU/g** (placebo) on top of standard of care inhaled antibiotics
- Phage were detected in all patients treated with BX004 during dosing period, including, in several patients, up to Day 15 (one week after end of treatment)
- During the study period, no evidence of treatment-related phage resistance was observed in patients treated with BX004 compared to placebo
- As expected, likely due to short course of therapy, no effect on % predicted FEV1[2]



BX004 (n=7)
Placebo (n=2)
log10 CFU/g change from baseline
0.0
−0.5
−1.0
−1.5
−2.0
−2.5
−3.0
−3.5
1
15
day

	BX004	Placebo
n	7	2
Mean (SD)	**-1.42 (1.03)**	**-0.28 (0.13)**
Max, Min	-3.27, -0.37	-0.37, -0.18

1. CFU– Colony forming units
2. FEV1 (or ppFEV1) – percent predicted forced expiratory volume in 1 second

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BiomX

Phase 1b/2a study Part 2 – Study design

Phase 1b/2a – Part 2 (n=34)

Objectives

- Safety and efficacy

Endpoints

- Primary endpoint - Safety and tolerability
- Decrease in *PsA* burden
- Sputum pharmacokinetics
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS

Study Population

- CF patients with chronic *PsA* infection
- Physician choice of inhaled antibiotic regimen (continuous or alternating or cycling) on tobramycin, aztreonam or colistin
- No restriction on CFTR modulators

34 subjects

- 23 received nebulized BX004 phage therapy
- 11 received nebulized placebo
- 10 days duration of treatment

Ongoing safety follow-up

Treatment aligned with antibiotic standard of care



Continuous
Alternating
Cycling
Randomize
BX004
Follow up
Placebo
Follow up
- Treatment with antibiotic A*
- Treatment with antibiotic B*
- No antibiotic treatment

*Tobramycin or Aztreonam or Colistin

21
Study design informed by input from the CF Foundation
BiomX

Phase 1b/2a study Part 2 – Highlights

- Study drug was well-tolerated, no related SAE[1]s or related APE[1]s to study drug were observed
- In the BX004 arm, 3 out of 21 (14.3%) patients converted to sputum culture negative for *P. aeruginosa* after 10 days of treatment compared to 0 out of 10 (0%) in the placebo arm[3]
- BX004 showed signals of improvement in pulmonary function vs. placebo : Relative FEV1[2] improvement (5.67%) and CF Questionnaire-Revised respiratory[2] (8.87 points) at Day 17 (1 week after EOT[2]) in subgroup of patients with reduced lung function[4]
- In full population, BX004 vs. placebo *P. aeruginosa* levels were more variable. In a prespecified subgroup of patients on SOC[2] inhaled antibiotics on continuous regimen, BX004 vs. placebo showed bacterial reduction of 2.8 $\log_{10}$ CFU/g at EOT[2], exceeding Part 1 results
- Alternating/cycling background antibiotic regimen likely associated with fluctuations in *P. aeruginosa* levels potentially confounding the ability to observe a *P. aeruginosa* reduction in this subgroup
- During the study period, based on current available data, no evidence of treatment-related phage resistance was observed in patients treated with BX004 compared to placebo
- Plans to advance the BX004 program to a larger, Phase 2b trial, subject to regulatory feedback and availability of sufficient funding

We believe this better-than-expected clinical effect in a short treatment duration de-risks planned P2b study

1. SAE – Serious Adverse Event, APE – Acute Pulmonary Exacerbation
2. FEV1 (or ppFEV1) – percent predicted forced expiratory volume in 1 second, CF Questionnaire-Revised Respiratory – a PRO (Patient reported outcome) for respiratory parameters in CF aptients, EOT – End of treatment, SOC – standard of care
3. In patients that had quantitative CFU levels at study baseline
4. Predefined group with Baseline FEV1<70%

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BiomX

23 BX004 showed greater conversion (bacterial culture turned negative) in treatment over placebo • In the BX004 arm 3 out of 21 (14.3%) patients converted to sputum culture negative for P. aeruginosa after 10 days of treatment (2 already after 4 days) 2 Baseline PsA 1 in sputum (CFU/g) Duration of PsA infection (years) Patient 2.40x10 3 18 1 5.60x10 7 13 2 1.09x10 7 35 3* *Subject had negative sputum culture for P. aeruginosa at D4, D10, D28, D38, and at most recent standard of care clinic visit (D63) • In the placebo arm 0 out of 10 (0%) 2 • In addition, in Part 1 of the study, one subject in the BX004 arm (1/7: 14.3%) who was persistently positive for P. aeruginosa for at least 13 years had a 3.3 log reduction at D15 later converted to sputum negative 1. PsA – Pseudomonas aeruginosa, CFU/g – Colony forming units per gram 2. In patients that had quantitative CFU levels at study baseline

24 Clinical improvements were observed on both objective & patient reported outcomes • Clinical readouts in patients with reduced baseline lung function (predefined group, ppFEV1 of <70%) Difference Placebo (N=8) 2 BX004 (N=12) 2 3.29 - 4.86 (3.39) - 1.57 (2.64) D10 5.67 - 4.21 (2.78) 1.46 (2.33) D17 2.19 - 1.12 (3.96) 1.07 (2.32) D28 5.3 - 0.62 (3.65) 4.68 (3.28) D38 Difference Placebo (N=8) 3 BX004 (N=12) 3 8.87 - 6.35 (3.45) 2.52 (2.61) D17 7.07 - 5.56 (4.05) 1.51 (5.1) D38 ppFEV1 change from Baseline: Mean(SE) CFQR respiratory change from Baseline: Mean(SE) Treatment 5.67% Follow up ppFEV1 Treatment Follow up CFQR 1 (respiratory) 8.87 BX004 Placebo BX004 Placebo # #: p=0.07 BX004 shows meaningful clinical improvement after 10 days of treatment in multiple clinical readouts 1. PRO (Patient reported outcome) - CF Questionnaire - Revised for respiratory parameter 2. 2. BX004: D38 N=7, Placebo: D28 N=7, D38 N=6 3. 3. BX004: D17 and D38 N=11, Placebo: D17 and D38 N=7

25 In a prespecified subgroup on continuous antibiotic standard of care, BX004 vs. placebo showed bacterial reduction of 2.8 log at end of treatment 1. PsA – Pseudomonas aeruginosa, CFU/g – Colony forming units per gram , SOC – Standard of care 2. BX004: D10 N=20, Placebo: D4 and D10 N=9 3. BX004: D10 N=6 • Reduction of P. aeruginosa assessed on all patients and those on continuous standard of care inhaled antibiotic regimen Difference Placebo (N=10) 2 BX004 (N=21) 2 - 0.86 - 0.75 (0.55) - 1.61 (0.51) D4 - 0.2 - 0.8 (0.64) - 1.0 (0.57) D10 0.57 - 1.18 (0.54) - 0.61 (0.4) D17 0.3 - 1.13 (0.59) - 0.83 (0.47) D28 CFU/g log change from Baseline: Mean (SE) Difference Placebo (N=5) BX004 (N=7) 3 - 2.89 0.18 (0.64) - 2.71 (1.21) D4 - 2.8 - 0.11 (0.73) - 2.91 (1.4) D10 0.05 - 1.63 (0.95) - 1.58 (0.77) D17 - 1.3 - 1.1 (0.85) - 2.4 (0.9) D28 CFU/g log change from Baseline: Mean (SE) In full population, BX004 vs. placebo bacterial levels were variable Treatment BX004 Placeb o PsA Bacterial reduction (CFU/g) 1 All study population Follow up Treatment Follow up BX004 Placeb o PsA Bacterial reduction (CFU/g) 1 Continuous antibiotic SOC 1 Prespecified subgroup on continuous antibiotic SOC showed bacterial reductions which exceeded Part 1 results

26 BX004 Phase 2b study targeting PsA Phase 2b – Preliminary design* Objectives • Improvement in reduction of PsA burden observed by microbiology and in clinical outcome Endpoints • Decrease in PsA burden (including culture conversion/eradication) • FEV1 (forced expiratory volume) • CFQ - R (CF Questionnaire - Revised), CRISS (Chronic Respiratory Infection Symptom Score) • Safety and tolerability Study Population • CF patients with chronic PsA infection • Physician choice of inhaled antibiotic regimen • No restriction on CFTR modulators Approximately 60 patients • 2:1 randomization, Treatment : Control • Treatment duration: 2 months Key Design Features • Multi - centered, double blind, placebo control Topline results expected in Q3 2025 *Subject to discussions with FDA, additional analysis of Phase 1b/2a Part 2 data and further consultation with the CF Foundation

BX211 Targeting the Unmet Need in Diabetic Foot Osteomyelitis (DFO)

28 High unmet need in DFO • DFO is a bacterial infection of the bone in patients with diabetes that is caused by bacteria spreading from adjacent infected soft tissue 1. Superficial ulcer 2. Ulcer deepens extending through subcutis, and becomes infected 3. DFO – Ulcer and infection further penetrate and reach bone, displaying destruction of periosteum Staphylococcus aureus is the most common bacteria present in DFO Infection reaches bone Standard of care • Hospitalization and off - loading (removing all pressure from foot, reducing patient mobility) • Debridement and/or antibiotic therapy, typically 4 - 6 weeks of IV/oral antibiotics 30% - 40% of DFO cases result in amputation Truong 2022; Giurato, 2017

29 Key drivers of treatment failure: • Biofilm - S. aureus inhabiting biofilms are 10 to 1,000 fold more resistant to antibiotics, compared to planktonic cells • Poor blood supply limits effective concentration of IV/oral antibiotics • Antibiotic resistance • S. aureus present in ~50% of DFO cases • While other organisms are often present, S. aureus is considered the main pathogenic species, due to its rapid doubling time and arsenal of virulence factors Biofilm and antibiotic resistance among key drivers of treatment failure S. aureus forms biofilm patches in diabetic foot ulcers Confocal laser scanning microscopy of soft tissue from patient with diabetic foot ulcer infected by S. aureus • S. aureus bacteria ( green ) • Bacterial biofilms, EPS ( blue ) • Host cell nuclei ( red ) Eleftheriadou, 2010 Lesens 2011 Neut 2011 Oates 2012 Kavanagh 2018 Sharma 2023

Amputations in diabetic patients are an enormous burden to the health system

Trends in age-adjusted prevalence of diabetes among adults, US



Age-adjusted Percentage
14
12
10
8
6
4
2
0
Total Diabetes
Diagnosed Diabetes
Undiagnosed Diabetes
2001–2004
2005–2008
2009–2012
2013–2016
2017–2020
Time Period

Notes: Diagnosed diabetes was based on self-report. Undiagnosed diabetes was based on fasting plasma glucose and A1C levels among people self-reporting no diabetes. Time period 2017–2020 covers January 2017 through March 2020 only.
Data sources: 2001–March 2020 National Health and Nutrition Examination Surveys.

~160K Incidence — Lower limb amputations, diabetic patients annually, US

~$50K Cost — Amputation costs (direct), per patient, US

~$8bn Annually — Diabetic amputations cost the US healthcare system

- ~85% of amputations in diabetic patients are due to DFO
- Undergoing an amputation increases five-year mortality rate from 30% to ~50%
- An episode of lower limb amputation is a major risk factor for subsequent amputations

(1) CDC National Diabetes Statistics Report, 2020 (2) Nilsson, 2018 (3) Cesar, 2022 (4) Armstrong, 2020 (5) Waibel, 2024 (6) APMA publication, 2014 (7) Winkler, 2022

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BiomX

BX211 phage treatment for DFO patients with *S. aureus*

- **Product** – Phage treatment targeting *S. aureus*. Phage, originating from a 'phage-bank', are personally matched for each patient
- **Patient population** – DFO patients with *S. aureus infection*
- **Delivery** – IV + topical
- **Treatment -** On top of standard of care
- **Key features** – Potentially effective on antibiotic resistant strains, enables breakdown of biofilm, improves penetration
- **Potential impact:** (1) Prevent amputations (2) Shorten time to healing

1 Biopsy



2 Culture

Bacterial culture



3 Match phage to *S. aureus* isolate

Proprietary **Phage Susceptibility Test** (**PST**) platform


HRQT

- Planktonic activity
- Biofilm activity
- Other

4 Phage therapy accessed at hospital

Phage-bank 'ATM-like' dispensing system


Therapy ready

31
BiomX

32 Multiple compassionate treatments of DFO patients demonstrate potential for phage treatment 9 patients • Single phage against S aureus • Topical application or injection to bone, surrounding tissue • 3 - 7 weekly applications • Olympia, Washington 3 patients • Administration – Direct application • 6 - 45 days of application • Jerusalem, Israel Outcome (in 11 out of 12 patients) o Clearance of soft tissue infection and DFO o Wound healing o Prevented amputation 12 DFO cases ( S. aureus) Outcome - at least 8 reported as clinical recovery * For 5 of the 6 cases phage provided by APT 11 Osteomyelitis cases (not DFO, various bacteria) Treatment Bacteria No. of cases IV, 11 days A.baumanii and K. pneumonia 1 IV 2 weeks or direct application, 7 - 12 days P. aeruginosa 5* Direct application, 7 - 10 days P. aeruginosa and S. epidermidis 2 Direct application, 7 days E.faecalis 1 Direct application, 9 days S.agalactiae and S aureus 1 IV S.aureus 1* Fish 2017, Fish 2018, Suh 2022, Onallah 2023

BX211 Phase 2 for DFO - Study design Objectives • Improvement in clinical outcome Primary Endpoints • Percent area reduction of study ulcer through Week 13 Secondary Endpoints • Time to complete ulcer healing • Time to 85% CRP reduction Exploratory Endpoints • 2:1 randomization, Treatment : Control • Treatment duration: 12 weeks (IV & topical) • Key Design Features • Multi - centered, double blind, placebo control • Topline readouts after all patients complete 13 weeks (readout 1) and 52 weeks (readout 2) Phase 2 in DFO • Percentage of subjects with amputation - free survival at Weeks 26 and 52 • Percent decline from baseline in ESR and CRP at Weeks 26 and 52 • Microbiological eradication of the target pathogen • Safety and tolerability Study Population • Patients with Diabetic Foot Osteomyelitis due to S. aureus Approximately 45 patients Topline results from week 26 expected in Q1 2025, and from week 52 expected in Q1 2026 33

Appendix

35 BX004 addressable market of > $1.5 billion worldwide References/Comments BX004 Number of CF patients with chronic PsA infections 1 ~8,000 Patient population (US) Magnitude observed under Tobramycin Phase 3 study was ~1.5 - 2 log 2 Suppression/eradication of PsA (CFU in sputum) Potential effect on PsA CFU in lungs Magnitude observed under Tobramycin Phase 3 study was 8 - 12% 2 Improved lung function (FEV1) Potential impact on lungs Benchmarks (cost annually per patient): Trikafta: $300K, alternating antibiotics treatment, Tobi Podhaler and Cayston solution: $80K, Arikayce for MAC: $100 - 120K 3 $100K - $120K annually per patient Potential pricing in the US US patient population times potential pricing ~$1 Billion in the US alone (worldwide $1.6 billion) 4 Market potential 1. 2. 3. 4. CFF 2019 Patient Registry Annual Data Report See slide on Tobramycin study Trikafta and Arikayce – Publicly announced pricing, First Databank, Jan. 8, 2021, public pricing information. for alternating Tobi Podhaler and Cayston solution assumes 65% compliance Assumes rest of the world outside US comprises 40% of total market (Vertex annual report, publicly available pricing for Vertex drugs)

36 BX211 addressable market of >$2B worldwide References/Comments BX211 Lower limb amputations (LLA), diabetic patients annually, US 1 160,000 General patient population Deductions due to 2 : - 85% of amputation are due to DFO - 50% positive for of S. aureus - 60% not urgent amputations, enabling biopsy and treatment 85% X 50% X 60% = 25% 40,000 (25% of 160,000) Assumed relevant population for BX211 treatment Based on 50% of the saved $50K amputation costs 3 $25,000 Pricing 40K times $25K $1 Billion Relevant market for BX211, US ROW is over $1 billion, based on the following: . Annual incidence of LLA in the OECD is 3 - 4 higher than the US 4 Assuming OECD pricing is 50% of US pricing. >$2 Billion Relevant market for BX211, Worldwide (1) CDC National Diabetes Statistics Report, 2020 (2) Brooks, 2021; Giurato, 2017, Lesens, 2014 (3) Nilsson, 2018; Brooks, 2021 (4) Hughes, 2020; OECDiLibrary Diabetes care report,2017

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